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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004

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                            FALCON PRODUCTS, INC.
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              ----------------

                                  DELAWARE
               (STATE OR OTHER JURISDICTION OF INCORPORATION)



             1-9601                                   43-0730877
    (COMMISSION FILE NUMBER)           (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


          9387 DIELMAN INDUSTRIAL DRIVE, ST. LOUIS, MISSOURI 63132
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                               (314) 991-9200
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                              ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective November 2, 2004, the Audit Committee of Falcon Products, Inc. (the "Company") has engaged Eisner LLP to serve as the Company's independent accountants. During the fiscal years ended November 1, 2003 and October 30, 2004, and the subsequent interim period through the date of this Form 8-K, the Company did not consult with Eisner LLP regarding any of the matters set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.


Effective as of October 28, 2004, the Company's Board of Directors elected Neal R. Restivo as Corporate Vice President and Chief Financial Officer of the Company. Gene Fleetwood, who had served as Chief Financial Officer, will return to his previous position as Director of Finance and Administration of the Company.

Mr. Restivo, who is 44, is affiliated with Tatum CFO Partners, LLP, a nationwide partnership that provides financial and information technology leadership, where he has been a partner since August 2004. From October 2001 to June 2004, Mr. Restivo served as Vice President of Operations and Finance and Chief Financial Officer of Weatherchem Corporation, a provider of dispensing and packaging products. From February 2001 to September 2001, Mr. Restivo was Vice President and Chief Financial Officer of Grand Eagle, Inc., a motor, transformer and power system repair services company. From October 1995 to January 2001, Mr. Restivo served in various executive positions of Corrpro Companies, Inc. ("Corrpro") last serving as Executive Vice President and Chief Financial Officer. Corrpro is a provider of corrosion control related services, systems, equipment and materials to the infrastructure, environmental and energy markets.

The employment agreement, dated October 28, 2004, between the Company and Mr. Restivo with respect to Mr. Restivo's interim employment, provides for a salary of $2,000 per day. During the interim employment period, the Company will reimburse Mr. Restivo for certain expenses, including temporary living expenses. The employment agreement may be terminated on thirty (30) days' notice by either of the Company or Mr. Restivo.

ITEM 8.01.  OTHER EVENTS.

The Company is withdrawing its previous guidance with regard to its revenues and adjusted EBITDA for the fourth quarter of fiscal 2004 and for fiscal 2005 and does not intend to provide a revised outlook for either period. Historically, it had been the Company's policy not to provide guidance with respect to its projected revenues and earnings, however, the Company had provided such guidance in connection with negotiations relating to the Company's refinancing that was completed on October 6, 2004 (the "Refinancing") and determined to make such information available to its stockholders.

The Company expects that revenues and adjusted EBITDA for the fourth quarter of fiscal 2004 will be below the projected amounts provided on October 6, 2004. Contributing to the shortfall were disruptions within the Company's supply chain. While the Refinancing has helped relieve some of the supply chain disruptions, the timeframe for such relief has been longer than what was originally anticipated when the revenue and adjusted EBITDA guidance was provided.



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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Falcon Products, Inc.


Date: November 3, 2004                  By /s/Franklin A. Jacobs
                                           ------------------------------------
                                           Franklin A. Jacobs
                                           Chairman and Chief Executive Officer

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